January 2008 NORTH AMERICAN INSURANCE LEADERS, INC. Acquisition of: Exhibit 99.1

NORTH AMERICAN INSURANCE LEADERS, INC.
Forward-Looking Statements
North American Insurance Leaders, Inc. (“NAIL”), Deep South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the annual meeting of NAIL’s stockholders to be held to approve the proposed acquisition of Deep South. The directors and executive officers of NAIL and Deep South have interests in this transaction, some of which may differ from, or may be in addition to those of the respective stockholders of NAIL generally. Information regarding NAIL’s directors and executive officers is available in its Form 10-K for the fiscal year ended June
30, 2007 and the preliminary proxy statement originally filed by NAIL with the U.S. Securities and Exchange Commission (“SEC”) on November 8, 2007,
and amended on December 20, 2007, as such information may be supplemented in the definitive proxy statement when filed with the SEC.
STOCKHOLDERS OF NAIL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ NAIL’S PRELIMINARY PROXY STATEMENT
AND, WHEN FILED, ITS DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NAIL’S SOLICITATION OF PROXIES FOR AN ANNUAL
MEETING OF STOCKHOLDERS TO CONSIDER THE APPROVAL OF THE ACQUISITION OF DEEP SOUTH BECAUSE THESE PROXY
STATEMENTS CONTAIN IMPORTANT INFORMATION.
The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders may also obtain a copy of the preliminary proxy statement and, when filed, the definitive proxy statement without charge, by directing a request to: North American
Insurance Leaders, Inc., 885 Third Avenue, 31st Floor, New York, New York 10022, Attention: Joan Mikos. The preliminary proxy statement and, once available, the definitive proxy statement, as well as any other relevant documents that NAIL files with the SEC, can also be obtained, without charge, at the
SEC’s internet site,
www.sec.gov.
This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the
“Securities
Act”),
and Section 21E of the Securities Exchange Act of 1934, as amended (the
“Exchange
Act”),
that involve substantial risks and uncertainties. We have based these forward-looking statements on our current expectations, estimates and projections about our industry, our beliefs, our assumptions and future events.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as
“may, ”
“should,”
“could,”
“would,”
“expect,”
“plan,”
“anticipate,”
“believe,”
“estimate,”
“continue,”
or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in NAIL's preliminary proxy statement and, when filed, its definitive proxy statement, including in the section entitled
“RISK
FACTORS”,
and NAIL's other SEC filings.
This presentation contains disclosures of EBITDA and pro forma EBITDA for certain periods, which may be deemed to be non–GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of NAIL believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, and pro forma EBITDA, are appropriate measures of evaluating operating performance because they focus on consolidated operating performance, exclusive of income and expense that relate to the financing and capitalization of the business. The disclosure of EBITDA and pro forma
EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA and pro forma EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

NORTH AMERICAN INSURANCE LEADERS, INC.
Use longstanding industry ties to identify
and acquire an excellent target at an
attractive price
Acquire attractive platform for future growth
NAIL has Delivered on its Commitment to Invest in a
Highly Profitable Insurance Business at an Attractive Price
Acquire an attractive broker, Managing
General Agency (MGA) or specialty insurer
Deep South is a leading, highly profitable
MGA focused on niche, commercial auto
insurance
Commitment
Deep South was not for sale; transaction was
negotiated on an exclusive basis
Initial purchase price is 5.94x 2007 EBITDA;
all-in price expected to be between 5.94x and
6.21x trailing EBITDA
Similar companies have been acquired at an
average of 8.72x LTM EBITDA
Deep South has grown its revenue
organically at a 17.7% CAGR over the last
five years
Post-merger, we will complement organic
growth through acquisitions in a highly
fragmented market
Deep South

NORTH AMERICAN INSURANCE LEADERS, INC.
A Leading Managing General Agency Focused
on Commercial Auto Insurance
Exceptional niche commercial auto insurance program
– Expected $227 million of premiums produced in 2007
– Sells through over 2,000 retail agents principally across the Sunbelt
– Concentrates on less competitive, small-account niche
– Unique, proactive claims handling focused on early settlement
Highly profitable commission and fee based revenue model
– Average pro forma EBITDA margin of 27.5% over the past five years; 2007 estimated
EBITDA margin of 35.0% and 2008 forecasted EBITDA margin of 40.2%
– Fee revenue from multiple sources
Strong financial performance
– Expected 2007 revenue of $53.7 million and pro forma EBITDA of $18.8 million (EBITDA margin - 35.0%)
– 2008 forecasted revenue of $59.5 million and EBITDA of $23.9 million (EBITDA margin -
40.2%)
– Substantial additional growth available from acquisitions

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

Management

NORTH AMERICAN INSURANCE LEADERS, INC.
A Talented Management Team with Substantial
Operating Experience
Name Age Position
David J. Disiere 55 Founder
Mark W. Haushill 45 Chief Executive Officer
Michael P. Dugan 48 President of Deep South Surplus, Inc.
Geoffrey G. Gregory 51 Chief Risk Officer
Clessie F. Titus 54 Vice President of Claims
Michael R. Trotter 39 Chief Financial Officer

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

Board of Directors

NORTH AMERICAN INSURANCE LEADERS, INC.
A Committed and Experienced Board of Directors
with Significant M&A and Governance Experience
Management, Board and NAIL sponsors’ long-term interest aligned with public shareholders through approximately 30% combined ownership
Name Age Positions
Scott A. Levine 58
Chairman of the Board; former CEO of Zurich Centre Group and founder of ACE
Limited, XL Capital Ltd., Centre Reinsurance Company and Mid Ocean
Reinsurance Company
Mark W. Haushill 45 Chief Executive Officer; former Chief Financial Officer of Argonaut Group, Inc.
William R. de Jonge 50 President of NAIL
John T. Hompe 46
Managing Director and Co-head of Insurance Investment Banking at Keefe,
Bruyette & Woods, Inc.
Francis E. Lauricella, Jr. 54
Executive Vice President of NAIL; former director of Arrowhead General
Insurance Agency
E. Miles Prentice, III 65 Partner of Eaton & Van Winkle LLP
William E. Roche 45 President of Ocean Harbor Casualty Insurance Group
Robert Sroka 58 Managing Director of Corporate Solutions Group

NORTH AMERICAN INSURANCE LEADERS, INC.
Two Key Hires Made Since the Announcement of
the Acquisition
• Mark W. Haushill, Chief Executive Officer
SVP and Chief Financial Officer of Argonaut Group, Inc.
Previously, Haushill was a member of USAA’s capital management and treasury operations division within corporate finance
Prior to that, Haushill was a Vice President and Controller at Titan Holdings, Inc.
Before that, Haushill worked at KPMG Peat Marwick where he was responsible for the audits of financial services companies and SEC registrants
Haushill is a certified public accountant and a graduate of Baylor University with a B.B.A.
• Geoffrey G. Gregory, Chief Risk Officer
Over 30 years of underwriting experience
Former Chief Underwriting Officer of American Safety Insurance Holdings, Ltd.
Previously, Gregory was President, Casualty Risk at ACE Limited
Before that, Gregory was Executive Vice President and Chief Operations Officer, Excess
Casualty Division at American International Group
Gregory is a graduate of Rutgers University with a B.A. and Regis University with an M.B.A.

DEEP SOUTH
INSURANCE SERVICES SINCE 1967

20.2% CAGR
Total Written Premiums ($mm)

16.5% CAGR
Total Gross Revenue ($mm)

26.7% CAGR
Pro forma EBITDA

Pro forma EBITDA Margin

NORTH AMERICAN INSURANCE LEADERS, INC.
$5.4 $5.5
$7.9
$12.3
$14.1
$18.8
$23.9
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2002 2003 2004 2005 2006 2007E 2008F
Excellent Historical and Projected Performance
Total Written Premiums ($mm) Total Revenues ($mm)
Pro Forma EBITDA Margins (%)
Pro Forma EBITDA ($mm)
$20.0
$45.9
$49.1
$52.6 $53.9
$85.0
$121.0
$148.9
$160.3
$188.5
$208.3
$233.8
$223.8
$226.8
$265.0
$-
$50
$100
$150
$200
$250
$300
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008F
$42.9
$53.7
$59.5
$48.9
$23.8
$27.3
$31.7
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2002 2003 2004 2005 2006 2007E 2008F
22.6%
20.0%
25.0%
28.7%
28.8%
35.0%
40.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
2002 2003 2004 2005 2006 2007E 2008F

8 NORTH AMERICAN INSURANCE LEADERS, INC. Why Deep South? Who We Are What We Do Why We’re Successful Where We’re Going Why Invest in Deep South

NORTH AMERICAN INSURANCE LEADERS, INC.
Who We Are
Family-operated Managing General Agency for 40 years
–
Deep South started in 1967 in Louisiana
Deep South is a premier Managing General Agency focused on commercial auto insurance
What is a Managing General Agency?
–
A full-service MGA, such as Deep South, is a service organization paid on a fee basis to manage the underwriting, claims administration, marketing, loss control, audit and policy service for an insurance company
–
This distribution method is mutually beneficial to both the insurance company and the
MGA.  It allows the insurance company to deploy its capital to access profitable premium created through the MGAs’
long established customers known as independent
retail agents

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

QBE
Specialty
Insurance

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

NORTH AMERICAN INSURANCE LEADERS, INC.
Deep South Distribution Structure
Independent
Retail
Agents
(2,004)
Insureds
Results Driven Partnership
• Strong, 15-year partnership with QBE
• Deep South has complete authority and
responsibility for one common set of
very focused UW Guidelines
• This underwriting authority and
responsibility is the catalyst for the
exceptional results achieved from this
partnership
• Three-year Agreement

NORTH AMERICAN INSURANCE LEADERS, INC.
What We Offer
Exceptional niche commercial auto insurance program focused on less competitive market
–
Focus on more stable small accounts -- average annual policy premiums of $16,000 in 2007
–
Specialize in the small owner/operator market segment
Increasingly diverse mix of products including
–
Commercial auto
–
General liability
–
Inland marine
–
Commercial property
Product mix continually focused on profitable market opportunities
–
Deep South quickly adapts to market changes and capitalizes on market opportunities

NORTH AMERICAN INSURANCE LEADERS, INC.
•
Denver, CO
•
Albuquerque, NM
•
Phoenix, AZ
•
Los Angeles, CA
Why We’re Successful: Regional Presence
Deep South has established a solid regional presence, particularly in the fast-growing Sunbelt region
–
We started in Louisiana and grew 100% organically through geographic expansion –
no acquisitions to date
– Just under 400 employees in 11 cities
•
Dallas, TX – Corporate
Office
•
Little Rock, AR
•
Shreveport, LA
•
Cincinnati, OH
•
Nashville, TN
•
Atlanta, GA
•
Miami, FL
Office locations
Regional presence

NORTH AMERICAN INSURANCE LEADERS, INC.
Why We’re Successful: Premiums Growing
Across the Sunbelt
2007E Direct Premiums Produced: $227 million
2000 Direct Premiums Produced: $121 million
West Virginia
5%
Oklahoma
3%
Louisiana
30%
Georgia
7%
Arkansas
8%
South Carolina
5%
Tennessee
5%
Alabama
4%
Texas
25%
All Other
9%
Nevada
5%
Ohio
3%
Oklahoma
3%
South Carolina
3%
Tennessee
5%
Georgia
4%
Florida
7%
Colorado
3%
Arkansas
5%
Kentucky
5%
Texas
19%
Louisiana
31%
All Other
10%

NORTH AMERICAN INSURANCE LEADERS, INC.
Why We’re Successful: Business Line Transition
Product Mix in 2000 Product Mix in 2007E
Commercial Property
0.1%
Auto Liability
73%
Inland Marine
2%
General Liability
2%
Auto Physical Damage
23%
Commercial Property
3%
Auto Liability
55%
Inland Marine
7%
General Liability
18%
Auto Physical Damage
17%

NORTH AMERICAN INSURANCE LEADERS, INC.
Why We’re Successful: Admitted vs. Non-
Admitted
•
Approximately 26% of premium written by Deep South in 2000 was written on non-
admitted paper as compared with 62% in 2007E
•
The non-admitted market provides more flexibility on rate and policy form
Admitted
74%
Non-admitted
26%
2000 2007E
Non-admitted
62%
Admitted
38%

NORTH AMERICAN INSURANCE LEADERS, INC.
Why We’re Successful
Highly profitable revenue model =
estimated pro forma EBITDA margin of 35.0% in 2007
(average of 27.5% over past five years)
–
Traditional commissions
–
Loss control and claims management fees
–
Profit commissions tied to underwriting results
• Creates additional incentives to achieve profitable underwriting results
• Results in better underwriting and significantly higher revenues
Exceptional loss ratio results
Average Commercial Lines
loss ratio (’03-’06)
(1)
1. Source: A.M. Best Aggregates & Averages
Select Ultimate Loss Ratio on Accident Year Basis
65%
63%
64% 64%
62%
50%
55%
60%
65%
70%
75%
80%
2003 2004 2005 2006 9/30/2007

NORTH AMERICAN INSURANCE LEADERS, INC.
Well-Positioned to Continue its Significant
Growth
Strong historic growth over the long term
–
2002-2007E revenue compound annual growth of 17.7%
–
2002-2007E pro forma EBITDA growth of 28.5%
Well positioned for robust growth into medium term
–
Softening rate environment favors MGA growth as many carriers turn to MGAs for incremental written premium
Outstanding platform for accelerated growth through
–
New product offerings
–
Geographic diversification
–
Additional underwriting capacity from current and new carriers

NORTH AMERICAN INSURANCE LEADERS, INC.
A Consistent Financial Performer
($ in thousands) Nine months
Year ended December 31, ended September 30, CAGR
2002 2003 2004 2005 2006 2006 2007 ('02-'06)
Gross Premiums Written 160,337 $ 188,530 $ 208,313 $ 233,848 $ 223,791 $ 165,759 $ 167,722 $ 8.7%
Revenues
Policy fees and commissions 15,039 15,690 19,410 24,948 29,112 20,723 24,386
Loss control fees 5,698 7,490 8,767 9,979 9,962 7,399 7,544
Claims management fees 3,031 4,124 3,514 7,975 9,839 6,781 8,042
Total revenues 23,768 27,304 31,692 42,902 48,913 34,903 39,972 19.8%
Operating Expenses
Employee compensation and benefits 11,075 11,676 17,057 18,578 22,937 16,760 20,062
Other operating expenses 7,339 10,905 7,854 14,022 15,128 10,949 8,860
Total operating expenses 18,414 22,581 24,911 32,600 38,065 27,709 28,922 19.9%
EBITDA 5,354 4,723 6,781 10,302 10,848 7,194 11,050
19.3%
EBITDA Margin 22.5% 17.3% 21.4% 24.0% 22.2% 20.6% 27.6%
Pro Forma EBITDA Adjustments
Corporate jet expense
(1)
- 728 1,080 1,506 2,789 1,929 753
Legal and professional fees
(1)
11 2 50 494 453 441 1,555
Total pro forma adjustments 11 730 1,130 1,999 3,243 2,369 2,308
Pro Forma EBITDA 5,364 5,453 7,911 12,302 14,090 9,563 13,358 27.3%
Pro Forma EBITDA Margin 22.6% 20.0% 25.0% 28.7% 28.8% 27.4% 33.4%
(1) Non-GAAP measure. Represents expenses that will no longer be a part of the business going forward.

NORTH AMERICAN INSURANCE LEADERS, INC.
Well-Positioned to Increase its Growth
Through Acquisitions
Deep South is uniquely positioned to pursue acquisitions and is the most attractive strategic option for most MGAs
–
Among the largest MGAs
–
Broad geographic reach
–
Only MGA with public currency
MGA / Program market is large and fragmented
–
According to a survey by Guy Carpenter & Co., U.S. specialty program market is estimated to be $20 billion to $30 billion in 2007
–
Hundreds of independent MGAs available as potential partners
NAIL’s
search process identified other attractive MGA targets
–
Discussions with over 100 MGAs, specialty insurance and insurance service companies
–
Non-disclosure agreements signed with 22 companies
–
Advanced negotiations with several other MGAs before reaching agreement with Deep South

NORTH AMERICAN INSURANCE LEADERS, INC.
Outlook and Opportunities
Financial performance
2006 2007E 2008F
Gross Premiums Written ($mm) $223.8 $226.8                       $265.0
Revenue ($mm) 48.9                            53.7                        59.5
EBITDA ($mm) 14.1                            18.8  23.9
EBITDA Margin (%) 28.8%                         35.0%                       40.2%
Continued state expansion
–
Increase output from recently opened offices in Florida, California and Arizona
Hired additional seasoned underwriters to manage continued growth
Opportunity for substantial additional growth both through acquisitions and new products

NORTH AMERICAN INSURANCE LEADERS, INC.
Our Growth and Margin Exceed Publicly
Traded Retail Brokers
1. Represents pro forma results.
Source: SNL and Bloomberg. As at January 14, 2008.
EBITDA Margin
Revenue Growth EBITDA Growth Average
Company '02-'06 '06-'07E '07E-'08F '02-'06 '06-'07E '07E-'08F '02-'06 '07E '08F
Arthur J. Gallagher & Co. 9.7% 8.4% 3.7% (1.1)% 28.0% 11.5% 16.0% 16.8% 18.0%
Brown & Brown, Inc. 17.8 10.1 5.9 20.7 13.6 5.2 37.6 40.1 39.9
Hilb Rogal & Hobbs Company 11.9 12.2 12.5 10.6 6.8 9.3 26.0 25.5 24.8
National Financial Partners Corp. 32.7 11.3 18.4 34.4 11.5 20.6 14.4 13.4 13.7
Average 18.0 10.5 10.1 16.2 15.0 11.6 23.5 23.9 24.1
Deep South
(1)
19.8 9.7 10.9 27.3 33.4 27.1 25.0 35.0 40.2

NORTH AMERICAN INSURANCE LEADERS, INC.
We Have Superior Margins and Better Growth
Prospects Than Retail Brokers
1. Based on treasury stock method using the closing price as of January 14, 2008 of $7.90; assumes shares issued to Deep South at $8.00 per share. See Appendix.
($ and shares in millions)
Source: SNL and Factset
• Deep South should perform better than retail brokers in a soft market
- Attractive incremental capacity for insurers
- Multiple sources of revenue
- Leverageable distribution channel for additional products
• Deep South’s organic revenue growth and margins are
substantially higher than retail brokers
• Deep South’s estimates do not include impact of acquisitions –
retail brokers’ estimates do
Deep South should trade at a premium to retail
brokers Implied Deep South 2008 EBITDA Multiple
NAIL Share Price (1/14/2008) $7.90
NAIL Fully-diluted Shares
(1)
24.4
Implied Deep South Equity Value $193.1
Less Cash 17.9
Implied Deep South Enterprise Value $175.2
Deep South 2008F EBITDA 23.9
Implied Deep South EV / EBITDA Multiple 7.3x
Enterprise Value /
2008F EBITDA
Retail Brokers (x)
A.J. Gallagher & Co. 7.3
Brown & Brown Inc. 8.1
Hilb Rogal & Hobbs Co. 6.7
National Financial Partners 8.7
Average 7.7

NORTH AMERICAN INSURANCE LEADERS, INC.
A Compelling Investment Opportunity
Deep South has an exceptional reputation in the marketplace, consistently produces high margins relative to its competition and has maintained a strict underwriting discipline
Deep South’s geographic footprint is unique for MGAs
and provides a platform that
can be levered both organically and through M&A
The MGA market is ripe for consolidation (similar to the broker market in the last decade) and we are in a position to be aggressive
The transaction is appropriately structured to align the interests of shareholders and management
Our valuation is compelling even before considering M&A and new products

24 NORTH AMERICAN INSURANCE LEADERS, INC. Appendix

DEEP SOUTH®
INSURANCE SERVICES SINCE 1967

-
-
-
-
-

NORTH AMERICAN INSURANCE LEADERS, INC.
Key Transaction Terms
Est. Initial Purchase Price:
$111.7 million
Cash - $92.4 million (83%)
Stock - $19.3 million (17%)
Closing Payment Adjustment:
The closing payment will be adjusted to equal
5.94x pro forma EBITDA for the year ended
December 31, 2007 (“Governing EBITDA”)
Year 1 Earn Out Payment:
Up to +/- $31.7 million. To achieve the
maximum payment, 2008 EBITDA must be
125% of Governing EBITDA. Earn out starts at
93% of Governing EBITDA
Year 2 Earn Out Payment:
Up to +/- $31.7 million. To achieve the
maximum payment, 2009 EBITDA must be
150% of Governing EBITDA. Earn out starts at
107% of Governing EBITDA
Maximum multiple assuming full earnout payments made based on 2008 and 2009 EBITDA targets is 6.21x 2009 EBITDA

NORTH AMERICAN INSURANCE LEADERS, INC.
8.9x
9.2x
8.1x
9.2x
8.4x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
11.0x
2005 2006 2007 LTM 2007E
Upfront consideration to pro forma EBITDA of 5.94x compares favorably to comparable transactions and retail brokers
Purchase Price Represents an Attractive Valuation
1. Selected publicly traded retail brokers include AJG, BRO, HRH and NFP. As at January 14, 2008.
2. Maximum trailing multiple assuming full earnout payments made based on 2008 and 2009 EBITDA and based on 2009 EBITDA
3. Actual multiple for initial purchase price only
Source: Company documents and KBW estimates
6.21x
(2)
5.94x
(3)
Average LTM EBITDA Acquisition Multiples for
Insurance Broker and Insurance Service Transactions
Average EBITDA Multiples for Selected
Publicly Traded Retail Brokers
(1)

NORTH AMERICAN INSURANCE LEADERS, INC.
NAIL’s Pro Forma Shares Outstanding
1. Based on treasury stock method using the closing price as of January 14, 2008 of $7.90
2. Assumes shares issued at $8.00
($ and shares in thousands)
NAIL Fully-diluted Shares Calculation
Basic Full-Diluted
(1)
Public Shares Outstanding 14,375.0 14,375.0
NAO Initial Holders 3,593.8 3,593.8
Shares Issued to Deep South
(2)
2,448.0 2,448.0
Total Basic Shares 20,416.8 20,416.8
Total Warrants Outstanding 16,759.0 4,030.6
Total Fully-Diluted Shares Outstanding 24,447.4